Virtus VUL

GP VUL

Vari-Vest Survivor

Vari-Vest Asset Builder

Vari-Vest V

Ohio National Life Assurance Corporation

Ohio National Variable Account R

Supplement dated February 7, 2014

to the Prospectuses dated May 1, 2013

The following supplements and amends the prospectuses dated May 1, 2013, as previously supplemented:

Effective April 15, 2014, the following portfolio will not be an available option for the allocation of premiums or transfer of accumulation value:

Fund and Portfolio	Investment Adviser (Subadviser)
Calvert Variable Series, Inc.
Calvert VP SRI Equity Portfolio	(Atlanta Capital Management Company, LLC)

If you have existing allocation instructions that include this portfolio, you will need to update your allocations.